UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2015

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
On Thursday, November 19, 2015, Regions Financial Corporation ("Regions") held an Investor Day Conference in New York City during which senior executives reviewed and discussed Regions' business strategies. A related 8-K filing and a press release previously announcing the Conference was filed prior to the event.
Regions issued a press release today summarizing key information that was shared at the Conference. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference herein. In addition, a copy of the slides furnished at, and posted on Regions' website in connection with the Conference are attached hereto as Exhibit 99.2.
In accordance with general instruction B.2 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Furthermore, the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be incorporated by reference into the filings of Regions under the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as part of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Exhibit Index

Exhibit No.    Exhibit

99.1        Press Release dated November 19, 2015
99.2        Investor Day Conference slides of November 19, 2015

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Regions management and are subject to significant risks and uncertainties. Regions cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information due to a number of factors, including those listed from time to time in reports that Regions files with the Securities and Exchange Commission, including, but not limited to, the Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the Securities and Exchange Commission and is available on Regions' website (http://ir.regions.com) and on the Securities and Exchange Commission's website (www.sec.gov). Regions does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:     /s/ Fournier J. Gale, III
Name:    Fournier J. Gale, III
Title:    Senior Executive Vice President,
General Counsel and Corporate
Secretary

Date: November 19, 2015